POWER OF ATTORNEY

      KNOW ALL BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints each of Richard
Diegnan, Chief Legal Officer of Edgio, Inc., and Ian
Hunley of Milbank LLP, signing singly, and with full power of substitution, as the undersigned's true and lawful attorney-in-fact to:

(i) 	prepare and execute in the undersigned's name
	and on the undersigned's behalf, and submit to the United States Securities and Exchange
	Commission (the "SEC') a (i) Form ID (Application for EDGAR Codes) or (ii) Passphrase Renewal
	Application, including any amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC;

(ii) 	do and perform any and all acts for and on behalf of
	the undersigned which may be necessary or desirable to complete and execute any such Form ID or Passphrase Renewal Application and timely file such form with the SEC; and

(iii) 	take any other action of any type whatsoever in connection
	with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

      The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

       This Power of Attorney shall remain in full force and effect until revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.


      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 2nd day of December, 2023.




				/s/ Todd Hinders
				____________________________

				Todd Hinders